Federal Home Loan Bank and Other Borrowings	12 Months Ended
Dec. 31, 2018
Federal Home Loan Banks [Abstract]
Federal Home Loan Bank and Other Borrowings

(9) Federal Home Loan Bank and Other Borrowings

At December 31, 2018, the Company had outstanding advances from the FHLB that are summarized as follows (in thousands):

December 31, 2018:
Advance	Maturity	Rate	Rate Type
$10,000	1/16/2019	2.44%	Fixed
10,000	1/28/2019	2.48%	Fixed

$20,000

December 31, 2017:
Advance	Maturity	Rate	Rate Type
$5,000	1/22/2018	1.26%	Fixed
5,000	2/12/2018	1.38%	Fixed

$10,000

At December 31, 2018 and 2017, the Company had outstanding unfunded standby letters of credit with the FHLB totaling approximately $5.1 million and $1.6 million, respectively.

The Company had pledged under blanket floating liens approximately $268 million and $203 million in residential first mortgage loans, home equity lines of credit, commercial real estate loans, and loans secured by multi-family real estate as security for these advances, letters of credit, and possible future advances as of December 31, 2018 and 2017, respectively. The value of the pledged collateral, when using appropriate discount percentages as prescribed by the FHLB, equals or exceeds the advances and unfunded letters of credit outstanding. At December 31, 2018 and 2017, the Company had approximately $116.8 million and $95.5 million of additional borrowing capacity under its borrowing arrangement with the FHLB.

On December 31, 2015, the Company entered into a loan agreement with SouthPoint Bank of Birmingham, Alabama for $7.5 million. The loan proceeds were drawn and received by the Company on January 4, 2016. The loan proceeds were used to fund the payment of the cash consideration to the Keystone shareholders of $7.3 million in accordance with the merger agreement and for general corporate purposes. The loan carried a variable interest rate equal to the Wall Street Journal Prime Rate. The loan was secured by all of the common stock of the Bank. The balance at December 31, 2017 was $5.4 million. The loan was paid in full during 2018.

On October 31, 2018, the Company entered into a loan agreement with CenterState Bank for $27 million. The loan proceeds were drawn and received by the Company on October 31, 2018. The loan proceeds were used to fund the payment of the cash consideration to the PSB shareholders of $24.5 million in accordance with the merger agreement and for general corporate purposes. The loan carries a fixed interest rate of 6%. The loan is secured by all of the common stock of the Bank. The balance at December 31, 2018 was $27 million. The bank will have principal and interest payments due quarterly beginning in January 2019. The final principal payment will be paid at October 30, 2025. The terms of the loan agreement require the Bank to maintain a classified assets to tier 1 capital plus ALLL ratio not to exceed 40%, a tier 1 leverage ratio of at least 8%, a total risk-based ratio of at least 12%, and a fixed charge coverage ratio of at least 1:3:1 times. The loan agreement also requires the Bank to maintain at least $2 million in liquid assets at all times during the term of the loan.

Principal payments on the CenterState Bank loan are due as follows:

2019	$3,202
2020	3,400
2021	3,608
2022	3,830
2023	4,065
Afterward	8,858

Total	$26,963

The Company had available lines of credit for overnight federal funds borrowings totaling $38.5 million and $28.5 million at December 31 2018, and 2017, respectively. At December 31, 2018, the Company had no outstanding federal funds purchased balance. At December 31, 2017, the Company had an outstanding federal funds purchased balance of $1.2 million with an interest rate of 2.20%.